February 6, 2025 INVESTOR DAY 2025

Safe Harbor and Forward-Looking Statements 2 CAUTION REGARDING FORWARD LOOKING STATEMENTS The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2023 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, which are on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Tim Sedabres Head of Investor Relations Welcome and Opening Remarks 3

Presentation Agenda

Time	Session	Time	Session
8:30 am	**WELCOME AND OPENING REMARKS** Tim Sedabres | Head of Investor Relations	10:30 am	**COMMERCIAL BANKING / CORPORATE, SPECIALTY, AND GOVERNMENT BANKING** *Expanding Capabilities to Provide Complete Customer Solutions* Scott Kleinman | President, Commercial Bank Zewditu (Tizu) Menelik | EMD, Corporate, Specialty, and Government Banking
	COMPANY AND STRATEGY OVERVIEW *Sustained Growth Culture* Steve Steinour | Chairman, President, and CEO		**PAYMENTS** *Accelerating Growth and Scale* Amit Dhingra | Chief Enterprise Payments Officer
	CONSUMER AND REGIONAL BANKING *Customer Focus Drives Differentiated Growth and Further Scale* Brant Standridge | President, Consumer and Regional Banking	11:15 am	**Q&A**
	REGIONAL BANKING *Aligned and Integrated Team Positioned Close to Our Customers Leads to Differentiated Performance* Christian Corts | Regional Banking Director		**RISK / CREDIT** *Disciplined Approach Leads to Outperformance* Helga Houston | Chief Risk Officer Brendan Lawlor | Chief Credit Officer
	WEALTH MANAGEMENT *Leveraging the Huntington Franchise to Drive Sustainable Growth* Melissa Holding | Director of Wealth Management		**FINANCIAL OUTLOOK** *Positioned for Accelerating Value Creation* Zach Wasserman | Chief Financial Officer
9:55 am	**Q&A**		**CLOSING REMARKS** Steve Steinour | Chairman, President, and CEO
10:15 am	**BREAK**	12:30 pm	**Q&A**
		12:50 pm	**LUNCHEON WITH EXECUTIVE TEAM**

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Leadership Team

Today's Presenters



Steve Steinour
Chairman, President, and CEO
Joined: **2009**



Brant Standridge
President, Consumer and Regional Banking
2022



Christian Corts
Regional Banking Director
2023



Melissa Holding
Director of Wealth Management
2024



Scott Kleinman
President, Commercial Bank
1991



Zewditu (Tizu) Menelik
EMD, Corporate, Specialty, and Government Banking
2022



Amit Dhingra
Chief Enterprise Payments Officer
2015



Helga Houston
Chief Risk Officer
2011



Brendan Lawlor
Chief Credit Officer
2019



Zach Wasserman
Chief Financial Officer
2019

Senior Executives in Attendance



Marcy Hingst
General Counsel
2023



Kendall Kowalski
Chief Information Officer
2014



Tim Miller
Chief Communications Officer
2024



Michael Van Treese
Chief Auditor
2013



Prashant Nateri
Chief Corporate Operations Officer
2012



Sarah Pohmer
Chief Human Resources Officer
2024



Donnell White
Chief Diversity, Equity, and Inclusion Officer
2021

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Steve Steinour Chairman, President, and CEO Company and Strategy Overview Sustained Growth Culture 6

Culture, Purpose, and Vision Delivered with a Differentiated Operating Model Scaled and Diversified Franchise Multiple Revenue Growth Levers in Regional and National Businesses Position of Strength with Rigorous Risk Management Disciplined Execution Driving Top Quartile Performance Positioned for Powerful Value Creation 7 1 2 3 4 5

Super Regional Bank with Scaled National Businesses

2024 Year-End Key Stats

$204B Assets

$162B Deposits

$130B Loans & Leases

National Expertise with Local Delivery



National Footprint
Local Banking Presence
Business or Consumer Relationships

Powerhouse Consumer and Regional Banking Franchise

4.4+ Million Households

#1 SBA Lender[1]

Growing National Commercial Businesses

2x Increase to Commercial Bank Size[3]

16 Industry Verticals

Expanding Payments

#3 Debit Mastercard® in US

$2.6T Payments Processed Annually

2024 Compelling Results

- **#1** Loan Growth[2]
- **#1** Deposit Growth[2]
- **Top Quartile** Net Charge-Offs
- **Top Quartile** ACL of 1.88%

Diversified Business


44%
56%
53%
47%

Loans and Leases

Deposits

Consumer
Commercial[4]

Demonstrated Strong Risk Management Through The Cycle

Note: Mastercard and the circles design are registered trademarks of Mastercard International Incorporated; (1) SBA 7(a) volume 2024; (2) YE24 vs YE23 loan and deposit growth; HBAN vs 10 bank peer group; (3) Since YE2020; (4) includes treasury funding deposits

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Industry Leading Growth 2025+Building on Position of Strength 2023 - 2024 Built Leading Franchise Over The Past Decade 9 Maintaining Aggregate Moderate-to-Low Risk Appetite • Customer-centric culture & local delivery • Fair Play 2.0 differentiation • Disciplined risk management • TCF and Capstone integrations • Bolstered Michigan & Chicago footprint • Added new markets, Colorado & Minnesota • Scale as leading super regional bank • Growth acceleration • New leadership, teams, verticals, capabilities, and geographies • Top loan & deposit growth • Drive organic growth • Customer experience aligned with Vision • Continue rigorous adherence to aggregate moderate to low risk appetite • Deliver consistent top quartile performance Diversification, Integration, and Scale 2021 - 2022Repositioned Franchise 2015 - 2020

Exceptional Organic Growth and Successful Acquisitions

Diversification, Integration, and Scale
2021 - 2022

Strong Execution and Delivery of Commitments[1]

+51%	+56%	+25%
Revenue (FTE)	Non-GAAP Adj. PPNR	Fee Income

Organic Growth

- Grew Consumer & Commercial Customers
- Improved Local Model in Regional Banking
- Expanded Commercial Banking Capabilities
- Increased Fee Revenues

Integrations & Acquisitions

Successful Integration	High Return Acquisition
$490MM TCF Cost Synergies + Revenue Synergies	CAPSTONE PARTNERS Customer Referral Synergy

Building on Position of Strength
2023 - 2024

Expanding Capabilities and Expertise

New Commercial Verticals
- Fund Finance
- Healthcare ABL
- National Deposits
- Mortgage Servicing
  - Deposits
  - Lending
- Aerospace & Defense
- FIG
- Native American Financial Services

New Geographies


NC
SC
Texas

Payments
- New Merchant Acquiring
- Expanded Treasury Management (TM) Solutions
- New Card Products
- Created New Partnerships

(1) FY2020-FY2022 growth; includes integration of TCF business in June 2021; see reconciliation (PPNR) on slide 148

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Top Tier Performance Across Key Metrics Since 1Q23 11 (1) Source: S&P Global Market Intelligence and SEC filings ‐ Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION; (2) Defined as cash and cash equivalents divided by [Contingent Capacity at Federal Reserve & FHLB + Cash & Equivalents.] HBAN based on estimated 12/31/2024 uninsured deposits; peers based on estimated 9/30/24 uninsured deposits -2.8% +7.3% Loans +1.4% +12.0% Deposits 0.38% 0.26% Credit Losses (Avg. Net Charge Offs) Peer Median1 Highlights • Delivered peer leading organic growth • Robust production from both core and new initiatives • Drove peer leading deposit growth • Supported well- managed beta • Rigorously managed credit quality • Outperformed as expected 93% 197% Liquidity (as % of uninsured deposits)2 • Peer leading available liquidity • Highlights granular deposit base strength

History of Financial Outperformance 12 (1) Non-GAAP; See Reconciliation (ROTCE) on page 149; (2) Source: S&P Global Market Intelligence for Peers. Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION Consistent Return on Equity Outperformance 10 Year Core ROTCE Performance Peer Median2 HBAN1 Onset of Pandemic 13.1% 13.2% 15.4% 17.9% 16.9% 8.9% 19.1% 21.5% 19.4% 16.0% 11.1% 10.1% 12.6% 16.0% 16.0% 9.1% 17.4% 19.9% 18.9% 15.3% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Proactively Addressing Evolving Market 13 Anticipating Evolving Customer Needs to Drive Profitable Growth Our Approach Advice & Guidance • Targeted expertise with local delivery & personalized solutions • Expanded capabilities to support customers and drive growth Breadth of Solutions • New industry verticals & geographies; expanded value proposition • Integrated solutions to earn client trust Digital Capabilities • Exceptional experience with cohesive digital & human service • Maximize engagement & satisfaction with increased connectivity Customer • Increasing expectations • Industry & segment specialization • Need for expertise & holistic service offerings Technology • Digital acceleration • Real time agility • Data and AI opportunities Industry Trends

Key Guiding Attributes Embarking on the Next Era of Growth 14 Our Vision: To Be the Leading People-First, Customer-Centered Bank in the Country Be the most Trusted financial institution Enhance most Caring and Inclusive Culture Be an Indispensable Partner for customers Deliver Value through commitment to top-quartile core performance

Our Culture Leads to: Top Quartile Culture2 Great Place To Work® 6 years in a row3 Greenwich4 “Best Brand for Trust” An industry leader in Customer Satisfaction5 Retention of Senior Leadership6 94% People-First: The Huntington Culture is a Competitive Advantage 15 (1) OCR: optimal customer relationship; (2) 2023 Colleague Engagement Survey; (3) To view Great Place to Work Certified Companies, visit https://www.greatplacetowork.com/certified-companies; (4) 2023 Greenwich Awards, including for U.S. Small Business and Middle Market Banking. For Greenwich Awards, visit greenwich.com; (5) Source: 2024 Brand Health Study, among customers who consider the bank their primary bank; (6) Internally defined Senior Leadership Retention Colleagues first • Engage colleagues • Align compensation with OCR1 • Develop depth of leadership Committed to • Caring and inclusivity • Customers and communities • Performance and execution • Everyone owning risk

Busin essesCo n su m er s Customer-Centered: The Customer is Central to Everything We Do 16 Focused on Being an Indispensable Partner for All Customers and Clients Customer G u id an ce & Advice Ph ys ica l & Digital Channels Products & Ca pa b ili ti es

Focusing on Experiences and Relationships to Drive Differentiation and Expand Customer Base 17 Customer Trust Built on a Foundation of Dependability and Financial Stability Experiences Expert advice, integrated platforms, and frictionless human / digital experiences Relationships Partnering with customers with consistent approach to build long-term relationships Solutions Deliver differentiated customer-centric products

Well-Positioned to Achieve Medium-Term Targets 18 PPNR Growth 6 - 9% CAGR Positive Operating Leverage ROTCE 16 - 17% 2027 Goal

Outcomes Growth Outlook Supported by Robust Risk Management 19 Maintaining Aggregate Moderate-to-Low Risk Appetite through Expansion and Growth Focus on Key Risks… Aggregate Moderate-to-Low Risk Appetite Creates a Strategic Advantage … Enabling a Position of Strength • Well-positioned to navigate macro environment • Dependability / consistency builds customer trust • Industry leader in liquidity and insured deposits • Top quartile performance for net charge-offs Capital Compliance Technology & Cyber Security Liquidity & Market Credit Data Governance

To be the Leading People-First, Customer-Centered Bank in the Country 20 Differentiating our culture, brand, and customer experience Executing for top quartile performance and value creation Investing for sustainable profitable growth

Brand Essence Video 21

Brant Standridge President, Consumer & Regional Banking Consumer and Regional Banking Unwavering Focus on the Customer Drives Differentiated Growth and Further Scale

Consumer and Regional Banking Key Messages Leading franchise with a differentiated culture and distinctive brand Investing in people, frictionless access, and unique value propositions to maximize customer engagement Capitalizing on opportunity for scale in wealth and our national franchises Differentiating with personalized experiences, local delivery, and unique expertise 1 2 3 4 23

Leading Mid-West Consumer and Business Bank with a National Specialty Finance Franchise 24 (1) FY24 Financials. Loans and Deposits based on End of Period balance. $111B Total Deposits 69% of Huntington’s Total $72B Total Loans 56% of Huntington’s Total $1.3B Fee Revenue 64% of Huntington’s Total Key Stats1 Expanding in Targeted Geographies Local Market Presence New Markets National Businesses

Leader in Customer Satisfaction1 Best Brand – Trust2 Award Winning Mobile App Multi-category Greenwich Awards2 in U.S. Small Business and Middle Market Banking Building on Long History of Strength in Customer Acquisition Fueled by Brand Distinction and Disruptive Innovation 25 Consumer Checking Households Growth of 3x since 2010 Strong History of Disruptive Products Building on a foundation of Fair Play banking… Lift Local Business® Trusted Brand Leader in Innovation (1) Source: Internal 2024 Brand Health study; (2) 2023 Greenwich Awards, including for U.S. Small Business and Middle Market Banking. For Greenwich Awards, visit greenwich.com/document type/greenwich awards

Culture is at the Heart of Huntington’s Competitive Advantage 26 OUR VALUES: Can-Do Attitude | Service Heart | Forward-Thinking Our Colleagues share a relentless passion for customers, collaborative attitude… that fuels innovation, customer satisfaction, and industry leading growth How does our Culture Manifest in Our Colleagues Actions? Welcome Fairness and doing the right thing Deep sense of care for customers Commitment to community Focus on relationships Strong sense of ownership Rigorous execution OUR CULTURE is at the center of what drives Huntington’s long history of differentiation and growth

Growth Since 2022 Driven by All Key Customer Segments

Consumer Banking

+2.9% CAGR — Primary Bank Relationships

+4% — Expanded Digital Adoption[1] (79% vs 75% in 2022)

16 — Launched De Novo Branches

Regional Banking & National Businesses

+4.2% CAGR — Primary Bank Relationships[2]

+30% CAGR — National Practice Finance Loan Growth (+$1B since 2022)

#1 — National SBA Lender[3]

Wealth Management

+10% CAGR — Advisory Households

+14% — Total AUM ($34B Total)

+$2.3B — New AUM from SmartInvest®

Since YE2022, unless otherwise noted; (1)Among deposit customers; (2) Includes Small Business ($0-$2M revenue) and Regional Banking ($2MM-$50M revenue); (3) SBA 7(a) volume 2024

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Strong Execution and Financial Results Since 2022 Investor Day 28 (1) Period Average $62.9 $65.3 $69.2 2022 2023 2024 $287 $319 $362 2022 2023 2024 $105.5 $105.8 $110.2 2022 2023 2024 2.2% CAGR 4.9% CAGR 12.3% CAGR Deposit Growth +$4.7B Loan Growth +$6.3B Wealth Fee Revenue +$75M result since ’22 result since ’22 result since ’22 Wealth Management Fee Revenue $M Total Deposits1 $B Total Loans1 $B

Our Vision Guides Consumer & Regional Banking’s Strategic Ambition 29 Our Strategic Ambition: Create Innovative and Distinctive Products for all People Maximize Customer Engagement and Satisfaction Provide Insights, Guidance and Advice The Business Bank of Choice Local Model, Scalable to New Markets and Verticals, and Unique Expertise in Select National Businesses Our Vision: To Be the Leading People-First, Customer-Centered Bank in the Country

Branch Banking Consumer Finance Regional Banking Wealth Management Insurance 3.4M Consumer Deposit Households 350k Small Business Customers (<$2M revenue) 6,046 Colleagues 1.3M Consumer Lending Households 8k Auto & Recreational Finance Dealers 1,203 Colleagues 20k Business Customers ($2M - $50M revenue) 12 Regional Market Presidents 583 Regional Banking and 253 SBA & Practice Finance Colleagues 34k Fee-Based Advisory Relationships 150k Brokerage Households 1,133 Colleagues 150+ Insurance Carriers across Diversified Lines 76 Licensed Advisors 343 Colleagues Organized around Five Business Lines Serving Consumers & Businesses 30 (1) FY24 Period Average; (2) FY2024; (3) Includes deposits classified as corporate and other $85B $25B $1.3B$110B $24B $13B $10B $9B $6B $5B $2B $69B Deposits1 Loans1 Fee Revenue2 Residential Mortgage Automobile Home Equity Business RV and Marine Dealer Finance Other Consumer Business3 $216 M $508 M $354 M $128 M $77 M Card & Payments Wealth Management Deposit and Loan Fees Mortgage Insurance Other $18M

Investing in Key Areas to Drive Profitable Growth Building on our history of disruptive innovation with investment in customer value proposition for select customer segments Scaling our national businesses through new partnerships and geographic expansion Leveraging our regional banking model to drive scale, growth, and expansion in existing and new markets Strategically aligned and integrated teams positioned close to our customer leads to differentiated performance Digital Storefront Strong momentum from prior investments in people and digital presents opportunity to scale fee income growth Building on our leading digital experience with targeted investment in digital storefront Value Proposition National Businesses Franchise Expansion Regional Banking Wealth Management 31

Building on Huntington's Leading Digital Position to Deliver a Winning Ecommerce Experience

Investments to Accelerate Acquisition and Deepening

Digital Marketing & Offers
Personalized offers supported by prioritized responses

Channel Insights & Management
Real-time data informing our investments

Channel Technology Investments
Enable frictionless originations and access to colleagues

The Opportunity

Incremental Consumer Household Acquisition
100K+ by 2030

Improvement in Digital Household Quality
Triple average deposits from new digital households by 2030

- **50%** of new consumer checking households originate digitally[1]
- **8%** increase in digitally active customers since 2022
- **1B+** digital interactions with customers per year

(1) Consumer Checking Households in 2024

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Delivering on Customer Expectations and Expanding Frictionless Access to Products and Colleagues

Execution Highlights Since 2022

Delivered…

1 Streamlined
Originations Journeys for Savings & MMA

2 Expanded
Product Offerings in Digital Marketplace

3 Personalized
MyOffers and Huntington.com

Resulting in…

Increased Digitally Acquired Consumer Households


6% CAGR
136K
152K
2022
2024

Increased Digital Originations


11% CAGR
429K
526K
2022
2024

Increased Digital Logins[1]


10% CAGR
784M
951M
2022
2024

Innovation Roadmap

Mobile First Customer Acquisition
"Download the app"… migrating customer acquisition from huntington.com to an app lead call to action

Expanding One-Tap Originations
Simple and easy product originations across more product categories

Real-Time Trigger-Based Offers
Customer signal driven marketing and personalized offers delivered in real-time

Enhanced Authentication
Widening digital acquisition funnel by eliminating friction points and decreasing false positive fraud detection outcomes

(1) Digital logins includes both mobile and web for full year period; Originations is inclusive of consumer product lines in checking, savings, card, mortgage, and lending.

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Note: Chart Represents Huntington median time to originate Savings & MMA; (1) Average monthly originations pre- vs. post- launch; (2) Since Aug’24 inception, compares 6-month period prior to launch An Intuitive and Streamlined E-Commerce Experience Deepens Customer Relationships 8 minutes 3.5 minutes 22 seconds Long-Form Streamlined 1-Tap Streamlined origination journey from 40-taps to 1-tap +48% increase in Savings & MMA digital originations1 Increased conversion rate from 44% to 64%2 +17% increase in funded accounts2 One-Tap Originations 34 Launched One-Tap Account Opening for Savings & MMA Eliminating Friction for Our Customers

Building on Our History of Disruptive Innovation with Investment in Customer Value Proposition for Select Customer Segments 35 Comprehensive Delivery Ecosystem New Products and Features Digital Innovation Personalized Advice Best in Category Service Omni Channel Delivery Brand Evolution Unique Customer Jobs to unlock their full potential to be prepared for the future to support their family & network to live fulfilled lives today to be financially resilient $7B+ Deposit Growth from Acquisition & Deepening 100K+ Incremental Consumer Household Acquisition The OpportunityCustomer Centric Innovation Enables Continued Acquisition

Delivering an Ecosystem of New Products and Digital Experiences Supported by Our Brand Evolution and Performance Marketing

Execution Highlights Since 2022

Delivered a New High Yield Savings Product in 2024…

- ✓ **~$1B** Annualized deposit production since launch[1]
- ✓ Strong appeal with younger affluent customers

New Products Recently Launched

1. **Caregiver Banking**
   …helping customers look out for a dependent adult or child in their care
2. **Personalized Emergency Fund**
   …helping customers be more financially resilient
3. **Comfort Zone**
   …helping customers manage cash flow to live more fulfilled lives today

Innovation Roadmap

- ✓ **Premier Line of Credit**
  Streamlined originations and enhanced lines for Prime and Super Prime borrowers
- ✓ **Pathways**
  Guidance for short- and long-term planning
- ✓ **Membership Networks**
  Expands customer network of resources and benefits
- ✓ **Saving With A Purpose**
  Organize money according to its purpose in a way that makes sense to the customer

[1] Annualized deposit production based on partial year results in 2024

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Launched New Caregiver Digital Experience Addressing Key Need Across 22% of the US Population 37 Teen Banking Visibility and controls for parents Shared account access Look after the people closest to youMy Circle Tab(SM) A single access point elevates awareness to key relationships People I'm Sharing With Individuals, such as a business partner, you trust with access to your finances Shared With Me Parents or dependent family members who have requested assistance with account management Quick Links Frequent activities, such as Send Money, are elevated for quick access from The Hub First mover among banks Allows dependent adults and vulnerable populations to maintain independence Debit card with spend controls for the protection of a dependent Sets-up wealth transfer opportunity My Circle Banking

Scaling Our National Businesses to Bring Huntington to More People in New and Existing Markets 38 SBA Lending Auto, RV, Marine, Power Sports Practice Finance Scaling Practice Finance with investments in talent, new verticals and specialties Leading with SBA in expansion markets already #1 in Texas and Colorado Originating Auto Loans in 33 states with recent expansions to new markets Loans 15%+ CAGR1 Loans 15%+ CAGR1 Loans 7%+ CAGR1 (1) Represents target loan balance growth thru 2030

Industry Leading Specialties in Practice Finance and SBA Present Continued Opportunity for Multi-Billion-Dollar Sources of Loan Growth 39 (1) SBA 7(a) volume 2024 Practice Finance SBA Lending Position of Strength • $1B Loan Growth Since 2022 • 4.5K Customers • $2.3B Outstandings • $2.8B Loan Commitments Growth Drivers • Geographic Expansion • New Verticals Accounting, Law Practices, Funeral Homes • Leverage Partnerships Henry Schein, Aprio, and DDSMatch Position of Strength • #1 SBA Lender1 7 Years in a Row • 32,000 Customers • Lift Local Business® • $3.9B Loan Commitments Growth Drivers • Geographic Expansion • SBA Technology Investment Frictionless SBA application-to-fund customer and colleague experience • Business Owner Transitions New strategy to support generational transfer of ownership driving fees and strong returns The Opportunity $4B+ Loan Production through 2030 The Opportunity $8B+ Loan Production through 2030

Well-Positioned to Scale Our Vehicle Finance Business Model Nationally

1 — Strong Dealer Relationships

- Local go-to-market strategy delivering outstanding customer service for over 75+ years
- Comprehensive Commercial Relationship offering

2 — Leveraging Dealer Relationships to Drive Indirect Auto Lending

- Highly efficient, digitized underwriting process
- Targeting Prime and Super Prime Customers

3 — Bringing the Entire Bank to Deepen Relationships

- **Dealers:** Treasury Management, Capital Markets, Insurance, Private Banking
- **Consumers:** Deposits, Mortgage, Credit Card, Private Banking, Insurance, Investments

4 — Capitalizing on Geographic Expansion

- Targeting new dealer relationships in the Carolinas and Texas to increase commercial and indirect Lending growth
- Further expansion into high opportunity markets

Top 10 Bank Auto Lender

Top 5 RV/Marine Lender

35 Indirect RV / Marine States

75+ Years commitment & experience

$5B+ Commercial Dealer Outstandings

33 Indirect Auto States

781 Avg. FICO Indirect Auto Originations

$20B+ Indirect Consumer Outstandings

National Provider with Unique Integrated Business Model and Localized Go-to-Market Strategy at Scale

Note: data as of 4Q24

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Leveraging Our Regional Banking Model to Drive Scale, Growth, and Expansion in Existing and New Markets 41 Regional Banking & Wealth Management Bringing the full Huntington Franchise to North Carolina and South Carolina >100 De Novo Branches by 2030 100+ +55 North & South Carolina +21 Colorado +25 Other States Growth Contribution Over 10 Years $10B+ Deposits $5B+ Loans $5B+ AUM • Branch Expansion • Mortgage • Regional Banking • Small Business • Wealth Management • Huntington Financial Advisors • Consumer Finance • Payments De Novo Branch Expansion Increasing Presence in Chicago Carolinas Buildout Built 4 Regional Banking Hubs Collectively going to market with the entire franchise capabilities to serve customers locally Regional Banking talent acquisition Added 14 new relationship managers with established in-market networks expected to produce $1.7B in loan production over five years Wealth Management talent acquisition Added a team of Private Bank wealth advisors and branch financial advisors to deliver our collaborative local go-to-market approach De Novo Branch Expansions

Investing in Branches Fueled by Continuous Optimization of Our Network for Performance 42 Note: photograph from downtown Pittsburgh, PA branch; (1) Avg. of Peters Twp, Cherry Creek North and Boulder Pearl Street Proven & Repeatable De Novo Branch Playbook • Proprietary models identify A+ locations with high traffic, visibility, convenience & growth potential; reinvesting in 1 relocation for every 2-3 closed branches • Shared accountability among regional leadership for new branch success • Localized marketing strategy targeting customers within 10-mile radius • Unique business plans for each branch business development starting 90-days prior to opening 2024 Launched De Novo Branch’s Loan growth is 3x prior new build expectations Deposit gathering 135% ahead after 6 months1 Reduction in time to payback by 9-18 months Results in Accelerated Branch Profitability

History of Strength in Performance Marketing Continues to Fuel Growth 43 (1) Finalta by McKinsey; (2) Curinos Marketing Analyzer & Curinos Analysis for 2024 Further accelerating our new to bank acquisition strategy… Strategic investments have fueled a leading, data driven marketing engine Cost to Acquire Customer Acquisition Cost outperformed industry peers by 14%2 while we increased marketing driven sales to 45% of production vs. the industry average of 39%2 Digital Acquisition New consumer checking households from our digital channel exceed regional peers by 25%1 2021 Increased staffing of digital expertise 2022 Technology Investments in targeting and personalization 2023 Expansive testing into new and emerging channels 2024 Targeting at scale across all channels and segments In 2025, this engine will advance three key areas of focus… National Brand Expansion Hyper Localized Marketing Event & Behavior Based Marketing1 2 3

Expanding Our Brand Nationally while Growing Local Relevance 44 Local investments to drive awareness and consideration will lead to an increase in long-term production. Localized playbooks will customize media spend, channels, activations, and experiences based on the market’s unique situation. Aligning with national franchises like the Cleveland Browns increases national recognition, credibility, and customer loyalty. Accelerates growth for national businesses and new market expansion. Building National Brand Awareness Growing Local Relevance

Christian Corts Regional Banking Director Regional Banking Aligned and Integrated Team Positioned Close to Our Customers Leads to Differentiated Performance

Growing Our Local Advantage through an Enhanced Regional Banking Model 46 370K Customers $8.8B Loans $20.5B Deposits $142M Fee Income $1.0B Total Revenue 12 Regions led locally by Regional President Contrarian Approach Brings the Full Huntington Franchise to Customers through Local Delivery Since 2022 Primary Bank Relationships 4.2% CAGR Fee Income 5% CAGR Loan Production 6% CAGR Key Stats1 Differentiated local delivery model that is repeatable and scalable to growth markets Regional Leadership Team with representation from all lines of business and responsibility for performance

Regional Banking: Efficient & Repeatable Local Advantage 47 Strategically aligned across organization Empowered through local decision-making Increased efficiency and productivity Enables expansion of Middle Market The purpose of the Regional Bank is to bring us into closer alignment with the customer, provide a greater focus on local, and create partnerships that allow us to go to market as one Huntington team Branch Capital Markets Insurance Wealth Payments Mortgage Middle Market HUNTINGTON CUSTOMER Corporate, Specialty & Government Regional President Regional Banking Regional Bank Highlights Aligning the Whole Bank to Support Customer Goals

Aligned and Integrated Team Positioned Close to Our Customers Leads to Differentiated Performance

Approach

- Regional President integrates all businesses within a region
- Performance aligned through shared financials and goals
- Added $20M-$50M customer segment
- Improved customer speed of response
- Deployed Regional Advisory Playbook

Regional Banking Quarterly Production

New Fee Revenue[1]
($M)


+60%
4Q YoY
$4.4
$5.3
$5.9
$6.7
$7.2
Wealth
Insurance
Asset Finance
Capital Markets
Treasury Management
4Q23
1Q24
2Q24
3Q24
4Q24

Loans
($M)


+30%
4Q YoY
$698
$766
$850
$879
$904
4Q23
1Q24
2Q24
3Q24
4Q24

(1) Represents expected 12-month fee revenue from sales production

Huntington

48

Extending Our Regional Banking Model through Expanded Geographies

Expanding

In North Carolina, South Carolina, and Texas

Invested in Colleagues

- **25** Regional Bankers
- **3** SBA and Practice Finance Bankers in NC and SC to leverage local expertise
- **6** SBA and Practice Finance Bankers in Texas
- #1 SBA Lender in Texas in 2024[1]

Key Investments in Talent Across All Markets

Growth Capacity as New Relationship Managers Ramp Customer Acquisition



Established Markets
60
Relationship Manager Hires
Expansion Markets



Growth Capacity
(Balances)
$0.7B
Deposits
$1.0B
Loans
2027E

(1) SBA 7(a) volume 2024

Huntington

49

Mutual Winning Results $40M revolving Line of Credit $9M Deposits Annual Recurring Fees $300k Trust $300k Merchant Services $60k Commercial Card $9k Treasury Management Differentiated Solution Local colleagues enlisted national expertise for unique solution • Institutional Specialty Trust • Non-profit Banking • TM and Merchant Services • Capital Markets • Credit Client selected Huntington due to ability to service their entire financial needs • 180-year-old Detroit based service company • Interest in creating a Trust and a $60M building expansion • Approached local team due to dissatisfaction with other banks who could not create a holistic solution for their unique situation Case Study | Executing Enhanced Regional Banking Model 50 Opportunity

Differentiated Approach to Small Business

Regional Banking

- **Customer Size:** $2M -$50M in annual revenue
- **Key Benefit:** Driving full banking relationships with 67% of Regional Bank business households have deposit plus at least one other revenue generating product
- **How We Win:** Leading customer service, delivered locally with personalized advice and guidance

Small Business

- **Customer Size:** $0 - $2M in annual revenue serviced through branch, digital and central channels
- **Key Benefit:** 4x Deposit to Loan Balances
- **How We Win:** Provide a business banking experience that mirrors the simplicity and personalization of consumer banking

Our Customer Centric Model Supports

~20K+ Relationship Managed Banking Customers

~350K+ Small business customers supported by branch network present growth opportunity

Significant Fee Income and Deposit Opportunity

~1.3M+ Small Businesses located within five miles of a branch

Positioned to Capitalize on Significant Fee Revenue and Deposit Opportunity

Huntington

51

Uniquely Positioned to Succeed in Small Business 52 Client Loyalty Outperform peers in new-to-bank business acquisition and overall customer retention Access to Capital Established leader in Small Business Branch Footprint Expansive branch footprint with ~1,000 physical locations Lift Local Business® Award-winning lending supporting minority-, women-, and veteran-owned small businesses Executing from Position of Strength in Small Business Business Owner Perks Outcome Toggle between consumer and business with a single digital credential Increased dual consumer and business customers 9% since launch in 2024

Intuitive Digital Experience Enable easy originations and access to colleagues Colleague & Channel Transformation Structural improvements to differentiate in expertise and seamless delivery Embedded Solutions & Streamlined Originations Elevating experiences, simplifying processes and unlocking solutions Enable small businesses to confidently navigate starting, running & growing Differentiated Small Business Value Proposition 53 Health of my Business Real-time scoring in a simple framework Real-time advice Provide insights, proactive advice and contextual moments for deepening Running my business Access to key money movement tasks and payee/invoice management Options to grow Offer broad product suite to help businesses thrive

Strategic Roadmap Positions Huntington to Drive Further Scale and Differentiated Growth 54 Small Business addressing the unique needs of small business owners Advice and guidance led experience Intuitive digital experience for payments Embedded Solutions & Streamlined Originations Our Aspiration to be the Business Bank of Choice Improved customer satisfaction Accelerate customer acquisition and deepening Regional Banking scaling our highly differentiated local delivery model Expansion to new markets Going upmarket to scale in our core markets Creating growth capacity with new relationship managers added Regional Banking 2030 Targets 4%+ CAGR Primary Relationship Growth 7%+ CAGR Loan Production 10%+ CAGR Fee Growth

Melissa Holding Director of Wealth Management Wealth Management Leveraging the Huntington Franchise to Drive Sustainable Growth

Preferred Banking Private Bank Wealth Management Organization 56 (1) Includes Preferred Banking relationships with deposits and loans reported through Branch Banking Key Stats1 Private Bank Preferred Banking $34.0B AUM $17.3B Deposits $5.3B Loans $362M Recurring Fee Revenue Serving Entire Wealth Continuum Local Delivery 125 Preferred Bankers 415 Financial & Wealth Advisors 90 Portfolio Managers & Financial Planners National Expertise 65 specialists in trust, investments, and advanced planning 40% of AUM from customers with $10M+ at Huntington $100k - $1M 170k Households $6.4B AUM (18%) $1M+ 10k Households $27.6B AUM (82%) States with Wealth Offices New Markets

Building on Foundational Investments

Strategic Actions

2022

Integrated Digital Experience

- Connected Wealth into an integrated digital customer experience

SmartInvest®

- Modern banking product packaged with an Advisory relationship

2023

Wealth Prospect Targeting

- Targeted marketing campaigns driving new and existing Advisory relationships

Advisor Connect

- Digital lead generation program

2024

Referral Pathways

- Established incentives and referral protocols

Strategic Reorganization

- Created Preferred Banking segment (mass affluent)
- Created Wealth Advisor role
- Aligned with Regional Banking local delivery

Positive Impact

$2.3B
New AUM from SmartInvest® households

85%
New advisory household adoption of SmartInvest®

55%
Increase in Advisors

Prior Investments Delivered Core Value Proposition Enhancement and Organizational Synergies

Huntington

57

$1.4 $3.2 2022 2024 Strong Execution and Financial Results since 2022 Investor Day 58 (1) Existing customer deposits pre-launch (2022); deposit growth from existing and new customers $26.1 $34.0 2022 2024 Total Assets Under Management ($B) 28.5 34.3 2022 2024 Total Advisory Households (K) SmartInvest® Deposits ($B)1 $287 $362 2022 2024 Total Fee Revenue ($M) 10% CAGR 14% CAGR 12% CAGR 51% CAGR

2022 2024 2030E Doubling the Wealth Business in the Next Five Years 59 $1B Net Interest Income Fee Revenue $471M $555M Wealth AUM $26B $34B $70B Deepening Customer Relationships & Expanding in New Markets Differentiating in Key Customer Segments Leading with Advice Modernizing Wealth Products, Capabilities & Platforms Strategic Priorities Wealth Management Acceleration 1 2 3 4

Deepening Customer Relationships & Expanding in New Markets 60 (1) Includes fee-based advisory relationships; (2) Includes fee-based advisory and other investment relationships Consumer Banking 1.4M Households with >$100K wealth 34K1 Grew Advisory Households by 20% since 2022 Regional Banking 380K Households with >$100K wealth 15K2 4% penetration Commercial Banking 16K Households with >$100K wealth 2K2 13% penetration Average Annual Revenue Per Relationship North Carolina & South Carolina 40+ colleagues covering 5 strategic Wealth Hubs and 55 branches Colorado New Consumer / Wealth co-location setting the future branch standard Illinois Expanding from 1 to 4 Wealth Hubs in affluent Chicago locations Opportunity By 2030 Deepening Relationships Geographic Expansion $25,000 Private Bank $4,000 Preferred Banking $800 Consumer $7B+ AUM $1B+ Loans $2B+ Deposits

Differentiating in Key Customer Segments 61 Mass Affluent High & Ultra High Net Worth Local branch-based Financial Advisors & Preferred Bankers Local Relationships Local offices of Wealth Teams aligned with Regional Banking Goals-Based Planning at scale for major life events – education, retirement, inheritance Leading with Advice & Guidance Legacy Planning Expertise in trust, estate planning, and generational family wealth SmartInvest® banking and investments value proposition with relationship pricing Unique Products & Solutions Business Transitions Helping business owners transition to the next phase Preferred Banking Private Bank

We Know You and Understand Your Goals Local relationships built on advice and trust We have the Expertise to Serve You Experienced advisors that translate goals into actionable solutions We Bring the Breadth of the Bank to You Integrating personal and business needs We Walk on Your Financial Journey Together Partnering with individuals and families We Tailor Our Services to You White-glove service with bespoke solutions Leading with Advice – Our Customer Commitment 62 Our Vision: To Be the Leading People-First, Customer-Centered Bank in the Country

Integrated Workflows Enhancing integration of customer and colleague systems to improve experiences and deepen relationships Investment Product Offering Expanding offering of sophisticated investment solutions for high and ultra high net worth customers Next Best Action Driving increased frequency of consistent, relevant, and timely interactions between customers and Advisors Further Modernizing Wealth Products, Capabilities & Platforms 63 Enabling Advice Led Experiences to Drive Customer Satisfaction and Advisor Productivity Results in: Enhanced customer experience Increased advisor productivity Tax optimization for customers Going up market Increased customer satisfaction Delivering high-quality advice at scale

Case Study – Bringing the Breadth of the Bank To Our Customers 64 ++Commercial Banking Wealth Mgmt Capstone Introduction Huntington Commercial Bank team introduced long-standing customer to Capstone to evaluate a sell side engagement Wealth Planning Huntington’s wealth planning experts added unique value to keep the transition process aligned with owner’s legacy plan Deal Closed Enabled Capstone to successfully close the transaction at a 25% premium Resulting in $50M+ AUM Trust earned through expert advice resulted in transaction proceeds being managed by Huntington

Strategic Roadmap Positions Huntington to Drive Further Scale and Differentiated Growth 65 Preferred Banking enhanced value proposition for mass affluent customers Advice-led value proposition Aligned mass affluent Bankers and Financial Advisors Modernize products & platforms Our Aspiration to be the leading Regional Bank wealth manager Drive customer acquisition and deepening Exceptional customer experience Fully leverage key bank partnerships Private Bank leading with advice through local delivery Advice-led value proposition Local delivery & national expertise Solutions for generational family wealth and business owners Modernize products & platforms Wealth Management 2030 Targets 12%+ CAGR Assets Under Management 10%+ CAGR Fee Revenue 9%+ CAGR Total Revenue

Brant Standridge President, Consumer & Regional Banking Consumer & Regional Banking Closing Remarks & Medium-Term Targets

Consumer and Regional Banking - Targeted Strategic Outcomes Differentiating our culture, brand, and customer experience Personalized experiences Advice, guidance, and care National scale, local delivery Executing for top quartile performance and value creation Exceptional customer experiences Further scaling to new markets Deliver on targets Investing for sustainable profitable growth Digital Storefront Consumer Value Proposition National Businesses Franchise Expansion Regional Banking Wealth Management 5%+ CAGR Loan Growth 4%+ CAGR Deposit Growth 7%+ CAGR Fee Growth 67 Consumer & Regional Banking 2030 Targets

Q&A

Scott Kleinman President, Commercial Bank Commercial Banking Focus on the Customer to Drive Growth and Scale

Commercial Banking Key Messages 70 Expanding local presence in the most attractive markets Adding industry verticals and ecosystems to offer specialized solutions Enhancing capital markets capabilities 1 2 3

Continuing to Add National Capabilities and Differentiating through Local Delivery 71 (1) FY24 period end; (2) Based on publicly available peer data and internal estimates; (3) Equipment Leasing & Financing Association, 2024, rank amongst bank-owned firms, includes HTF portfolio; (4) Refinitiv, 2024; (5) TCH Payments Authority, 2024; (6) NACHA rankings 2023 Key Stats1 Specialty Banking • Top 6 Franchise Lender2 • Top 10 Healthcare2 Asset Finance • #6 Equipment Finance3 • Top Tier Distribution Finance2 • #1 Technology Finance2 • Top 10 Asset Based Lending2 Capital Markets • #12 Middle Market Loan Syndicator (non-sponsored)4 • Top 15 Middle Market M&A Advisor4 Treasury Management • #11 Real Time Payments5 • #11 ACH Receiver7 $58B Commercial Total Loans 44% of Huntington's total $43B Commercial Total Deposits 27% of Huntington’s total $0.7B Fee Revenue 34% of Huntington's total Representative National ExpertiseServing All 50 States HBAN Footprint Production Offices Outside Footprint Client Relationships Served Nationally

Recent Awards and Recognition 72 Middle Market M&A Advisor of the Year Best Brand: • Trust • Ease of Doing Business • Value • Long-Term Relationships Customer Service, Relationship: • Manager Proactively Provides Advice • Overall Satisfaction (Cash Management Specialist) Consumer Deal of the Year Aerospace & Defense Deal of the Year Greenwich Awards 2023 Capstone Awards 2024

Attracting and Retaining Colleagues Putting commitment to client as priority Focusing on quality customer service Requiring high level of collaboration Differentiating product expertise and advise Promoting growth mindset 24 Culture is at the Center of Commercial’s Competitive Advantage 73 OUR VALUES: Can-Do Attitude | Forward-Thinking | Service Heart OUR CULTURE is at the center of what drives Commercial’s ability to scale national capabilities and deliver them successfully, both nationally and locally Our Colleagues • Share relentless commitment to client service • Local market expertise with strong ties to and investments in communities • Knowledgeable industry and product bankers delivering specialized capabilities

Strong Execution and Significant Progress Since 2022 Investor Day

Targets	**2x Growth** Specialty Banking Loans & Deposits (5-year goal)	**Double Revenue** in Capital Markets by 2027	**Expand** Regional Presence
On Track to Achieve Targets *As of 2024*	☑ **8 Verticals** Added since 2022	☑ **+$270M** in fees since Capstone acquisition	☑ **2 Regions** Added North Carolina, South Carolina and Texas
	☑ **+$3B** loans ☑ **+$3B** deposits	☑ **4X** typical conversion rate on joint engagement with RMs	☑ **+$0.5B** loans ☑ **+$0.1B** deposits

Top Quartile Performance[1]
(1Q23 – 4Q24)

C&I Average Loan Growth[1]



12%
-5%
HBAN
Peer Median

C&I Average Deposit Growth[2]



15%
-2%
HBAN
Peer Median

Non-interest Income Growth[2]



45%
14%
HBAN
Peer Median

(1) Peer set includes CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, and ZION. Results not available for all peers; average deposit growth excludes FITB, MTB, ZION; noninterest Income Growth excludes MTB, RF, ZION; (2) Represents applicable Commercial segment

Huntington
74

Building on Consistent Growth

Commercial Specialty Verticals

Existing Verticals

- Healthcare
- Consumer & Financial
- Sponsor
- Franchise
- Government
- Industrials
- Tech & Telecom
- Diversified

New Verticals

+ Fund Finance
+ Healthcare ABL
+ Mortgage Servicing Lending
+ Mortgage Servicing Deposits
+ Native American Financial Services
+ Financial Institutions Group
+ Aerospace & Defense
+ HOA, Title & Escrow Deposits

Regional Mid-Market Expansions



Offices
N. Carolina & S. Carolina
Dallas
Houston
Texas

Commercial Segment Loans ex CRE (EOP)

($B)



6% CAGR
$42.6
$47.5
4Q22
4Q24

Commercial Segment Deposits (EOP)

($B)



9% CAGR
$36.8
$43.4
4Q22
4Q24

Huntington

75

North & South Carolina Expansion 76

Regional Expansion to Further Scale and Capture Profitable Growth

Building scale in high growth regions …

Job & Population Growth (2020-2024)[1]



2.1x
2.6x
Job Growth
Population Growth
National
High Growth Markets (NC, SC, TX)

… and leveraging unique differentiators …

1 Capstone: Developing trusted relationships by delivering specialized advisory and acquisition capabilities locally

2 Proven Platform: Enabling local bankers to leverage national capabilities including industry verticals, ABL, and Franchise Finance

3 Culture: National brand alignment around customer driven locally

… has resulted in significant success

N. Carolina & S. Carolina

- 49 Commercial relationships added
- 6 Offices added across NC and SC
- **Achieved profitability in first year**

Texas

- 18 Commercial relationships added
- 2 Offices added in Dallas and Houston
- **Will achieve profitability within 12 months**

Growth of Commercial and Regional Banking Enables Larger and More Scalable US Footprint

(1) Payroll: Nonfarm payroll from BLS via FRED (1/2020 to 11/2024). Population from US Census Bureau (7/2020 to 7/2024)

Huntington
77

Zewditu (Tizu) Menelik EMD Corporate, Specialty, and Government Banking Corporate, Specialty, and Government Banking Enhancing and Expanding Capabilities to Provide Complete Customer Solutions

Corporate, Specialty, and Government Banking Key Messages 79 Strategically expanding expertise and capabilities Creating ecosystems for differentiated customer experience Deepening relationships by delivering locally 1 2 3

Expanding Our Corporate, Specialty, and Government Banking Capabilities to Drive Growth

2024 Key Stats[1]

Loans:	**$14.8B**
Deposits:	**$15.9B**
Fees:	**$119M**

Attracting seasoned leaders and teams

Existing Verticals
- Healthcare
- Tech & Telecom
- Franchise
- Government

	2022	2023	2024
Full Relationship Verticals	• Consumer & Financial • Industrials • Diversified • Sponsor	• Fund Finance • Healthcare ABL • Native American Financial Services	• Mortgage Servicing • Aerospace & Defense • Financial Institutions Group
Deposit Centric Verticals			• Mortgage Servicing • HOA, Title & Escrow

Commitment Made		Results Achieved	Projected Results	
1-2 New Verticals per Year	**2x** 5-Yr Asset and Deposit Growth	**3** New Verticals per Year	**2.4x** Loan Growth '22-'27	**2.1x** Deposit Growth '22-'27

Developed Diversified Set of Verticals that Enable Significant Opportunity to Drive Growth

(1) FY24 period average

Huntington

80

Our Vertical Strategy Established through Systematic Evaluation of Opportunities

Compelling (~$5B+ Loans / Deposits opportunity)
- **Highest growth segments** with greatest capability alignment for quick scalability
- Currently active and growing 'resume' across these verticals

Competitive (~$3B+ Loans / Deposits opportunity)
- Market/competitor disruptions/opportunities enable **opportunistic entry** into new, attractive verticals
- High deposit levels make select segments attractive

Niche (~$1B+ Loans / Deposits opportunity)
- **Specialized market** for those with unique, tailored capabilities
- Opportunity to leverage asset finance teams and Capstone acquisition for cash management capabilities



High
Huntington Right to Win
(Expertise, Capabilities)
Compelling Growth
Niche Growth
Competitive Growth
Low
Market Attractiveness
(Loans, Deposits, Fees, Returns)
High

Multiple Layers of Growth with Logical Extensions of Capabilities

Huntington

81

Adding Industry Verticals and Ecosystems to Deliver Value For Customers 82 (1) Forward settling of Mortgage-Backed Securities trades Providing Industry Specific Solutions Allows Us to Fully Meet Our Customers Needs Capital Markets Mortgage Servicing Deposits Correspondent Mortgage Banking Fund Finance / Sponsor TBA Hedging1 Mortgage Ecosystem Originators / Servicers Mortgage Servicing Lending M&A (other advisory services + WM) IRD / FX Treasury Management Leverage Finance Capital Markets Private Capital / Direct Lending Traditional Lending / Syndicated Finance Sponsor Ecosystem Sponsor & Portfolio Level Products Capital Subscription Finance

Case Study | Healthcare – Differentiated Ecosystem Evolved from Lending to Building Capabilities and Driving Innovation Healthcare is our most developed ecosystem 2x Growth Since 2018 $7.5B $4.0Bin commitments (11% CAGR) in loans (5% CAGR) • Developed fully integrated national healthcare platform • Developed revenue cycle products • Patient Collection Solutions • Healthcare ABL team added • Investing in AI Payment Solutions Continue To Develop Expertise and Capabilities for Holistic Coverage Model Through 2020 Building the core ecosystem 2021-2024 Building first-to-market capabilities to differentiate our ecosystem 2025-2030 Focus Areas Delivering Most Pressing Industry Needs Continued investment in bolt-on capabilities has delivered a Category-of-One ecosystem 83

Case Study | Delivering National Expertise Locally to Drive Differentiation and Results 84 Leveraging Regional Growth to Provide More Clients Holistic Advice Mutual Winning Results Transaction included capex carve-out that accommodated a revenue driving strategy Brought full banking relationship with deposits, Treasury Management, and capital markets Differentiated Solution • Local colleagues enlisted national expertise early to craft solution ‒ Leverage Finance ‒ Capital Markets ‒ Credit • Client selected Huntington due to expertise and confidence in execution • Early alignment enabled transaction closing and funding 1 week ahead of deadline Opportunity • Private equity-owned entity approached local team • Time sensitive need to buyout an existing equity investor “Thank you so much for your professionalism, speed, agility, and precision in delivery – the team has just been great to work with"– Client Testimonial Texas National Expertise

2020 2022 2024 2027E Expanding Capital Markets Expertise 85 (1) Acquired Capstone in mid 2022 Positioned for Significant Growth as Developed Capabilities Benefit from Scale On track to exceed 2022 commitment of $450M in fee revenue Buildout corporate finance platform Further scale Capstone Strategically Positioning to Increase Overall Fee Revenue Delivering at Scale within Commercial Bank Targeting Scalable National Fee Growth Financial Risk Mgmt Syndicated & Leveraged Finance Debt & Equity Capital Markets Fixed Income Sales & Trading M&A / Advisory Public Finance $130 $265 $327 $450 Advisory & Other Commercial Banking Led Capabilities Capital Markets Fee Revenue ($M) 2027 Objectives 1

Accelerating Growth in Corporate Finance Fees

Expanding Corporate Finance[1] Capabilities

Strategic Rationale

- Strategic fit with corporate and private equity clients across Commercial's coverage teams
- Ability to attract top tier talent
- Diversify fee revenue and capture meaningful addressable market

Syndicated & Leveraged Finance

Debt & Equity Capital Markets

Diversify Revenue Streams and Capture Addressable Market

Capital Markets Growth / Momentum



11% CAGR
$327
$450
$600
Corporate Finance
Other Fees
2024
2027E
2030E

Capturing Corporate Finance addressable market[2] provides

$100 - $150M

fee opportunity by 2030

Positioned for Significant Growth as Developing Capabilities Benefit from Scale

$ in Millions unless otherwise stated; (1) Corporate Finance defined as Syndicated and Leveraged Finance and Debt and Equity Capital Markets businesses; (2) Total Addressable Market estimated based on peer capital market income. Data sourced from Refinitiv and Deal Logic; 5-year average from 2020-2024

Huntington
86

Capstone Integration Enhances Our Right to Win & Customer Experience

Huntington + **CAPSTONE PARTNERS**

- High customer trust & satisfaction
- Deep relationships across footprint
- Experienced bankers in middle market

2023 Greenwich[1] Research & Awards

Best Brand Amongst Peers for
- Value long-term relationships
- Ease of doing business
- Bank you can trust

1st in the peer group for Net Promoter Score

- Domain expertise across 12 dedicated industry groups
- M&A expertise focusing on privately held businesses
- Content and insights engine

Awards & Metrics	2021	2024
Middle Market M&A Advisor of the Year	#1	#1
# of Deal & Industry Awards	7	10
# of Thought Leadership Reports	100+	~220

Results

- ☑ Delivered **+$270M** of fee revenue since closing, consistent with expectations
- ☑ As of year-end 2024, **~25%** of near-term closing backlog are Huntington clients
- ☑ **7** referred engagements closed in 2024
- ☑ **4x** conversion rate when collaborating with RMs

Deepening Go to Market Capabilities and Customer Engagement while Delivering National At-Scale Advisory Locally

(1) 2023 Greenwich Awards, including for U.S. Small Business and Middle Market Banking. For Greenwich Awards, visit greenwich.com/document type/greenwich awards;

Huntington

87

Commercial Banking - Targeted Strategic Outcomes Differentiating our culture, brand, and customer experience Most trusted brand National scale, local delivery Specialized solutions Executing for top quartile performance and value creation Optimize sales and service model Continue to expand capabilities Deliver on targets Investing for sustainable profitable growth Regional expansion Verticalization and ecosystems Capital markets buildout Payments Commercial Banking 2030 Targets 7%+ CAGR Loan Growth 7%+ CAGR Deposit Growth 10%+ CAGR Fee Growth 88

Amit Dhingra Chief Enterprise Payments Officer Payments Accelerating Growth and Scale

Accelerating Growth and Scale in Payments by 90 Acquiring and deepening customer relationships Delivering new products and solutions to meet customer needs across all lifecycles Enhancing go to market strategies with multiple growth levers Accelerating customer centered innovation leveraging strategic partnerships 1 2 3 4

Treasury Management • Payables • Receivables • Merchant Acquiring Payment Platforms • Zelle® • Real Time Payments • B2C disbursements platform Consumer Business Commercial Enterprise Payments Comprehensive Set of Solutions for All Customers 91 Note: Zelle and the Zelle related marks are wholly owned by Early Warning Services, LLC and are used herein under license; (1) FY2024 compared to FY2022 Enhancing Value Across the Entire Bank • 112% Zelle® Growth1 • 104% RTP Growth1 • ~60% of total Payments fee income • Sent volume up > 21%1 • Received volume up > 15%1 Card • Credit • Debit • Commercial Cards Highlights

Debit Card 54% TM 29% Credit Card 12%5% Scaling Payments Business with Significant Momentum (1) FY2023 by volume $620 Fee Revenue ($M) 30% of Total Fee Revenue ~$2.6T Payments Processed Annually Selective Scale and Growth #3 MasterCard Debit Issuer #11 ACH Receipts1 Card Balances 2024 2022 2024 Proven Payments Optimization and GrowthKey Stats Merchant Acquiring Product Fee Mix 2022 2024 Purchase Volume Commercial Payments Revenues (Inc. TM) 4Q22 4Q24 92

Strong Execution and Significant Progress Since 2022 Investor Day 93 (1) Index to Peers; Source Mastercard; 3Q24 vs 3Q22 107% 128% 2022 2024 Debit Card Transactions per Active Accounts1 – Index to Peers (100%) Extended best in class through continued focus on customer engagement 4Q22 4Q24 Merchant Fee Revenue New Merchant Operating Model introduced in 4Q24 2022 2024 Annual TM Commercial Fee Production Improved sales effectiveness and penetration with vertical specific solutions Credit Card Acquisition New Accounts Per Year Significant deepening opportunity – Secured Card launched 2024 4Q22 4Q24

Strategic Initiatives to Capture Significant Growth Potential 94 Segment Specific Solutions Enhanced Go to Market Strategies Partnerships & Innovation • Launching new payment products • Customized solutions for consumer / business segments • Increasing vertical specialization for our customers • Accelerating product development to meet specialized customer needs • Connecting with payment ecosystems • Improving customer experience and scale • Tapping into new revenue pools • Changing operating models • Embedding payments in customer workflows Improved Acquisition Deepening & Retention ~30% of incremental fee income will be from new value propositions 9%+ CAGR Payments Revenue 2030 Goals

How We Will Win | Card 95 (1) Peers include: FITB, PNC, USB, KEY; (2) 2023 Greenwich Awards, including for U.S. Small Business and Middle Market Banking. For Greenwich Awards, visit greenwich.com Segment Specific Solutions Enhanced Go to Market Strategies Partnerships & Innovation • Secured Card to grow among new to credit and credit building segments, deepen lifelong relationships • Enhance small business value propositions • Continue to drive growth through partnerships - Existing – The Ohio State University® and University of Minnesota - New - Cleveland Browns • Innovating with Caregiver Card Solutions • Prospecting with card • Top 3 in unaided brand awareness in core markets1 • 10M+ prospects within 5 miles of branches • Competitive cash-back value proposition combined with #1 customer trust ranking2 Expect card portfolio to be double Double credit card spend 25%+ of incremental card balances from prospects Strong credit quality of card portfolio within peer benchmarks 12%+ CAGR Credit Card Revenue 2030 Goals

How We Will Win | Treasury Management 96 Segment Specific Solutions Enhanced Go to Market Strategies Partnerships & Innovation • Tailored payments experience for 350,000+ Small-to-Medium Sized Business (SMB) customers • Vertical strategies - Commercial Deposits, sub escrow - Consumer & Regional Banking Practice Finance, bundled solutions • Gateway partnerships • SMB Payments partnerships • Partnerships to deliver vertical specific solutions • New Merchant Operating Model • Expanding B2C capabilities beyond National Settlements vertical • Industry specific expertise • Embedding into client workflows Doubling payment product penetration in our SMB customer base Double velocity of product development Further improve onboarding time by 50% 10%+ CAGR TM Fee Growth 2030 Goals

Case Study | New Merchant Operating Model 97 From • Outsourced sales, marketing, onboarding, risk and servicing • Single product partner and limited customization for vertical needs • Standalone merchant experience To Huntington led multi-channel experience across most of the value chain Ecosystem of partnerships and vertical specific product solutions Relationship based approach integrated with other banking product workflows 2024 2030E >4X Revenue $32M 2030 Goals Merchant Acquiring Revenue

Our Unique Culture Shapes Everything We Do 98 OUR VALUES | Can-Do Attitude | Forward-Thinking | Service Heart Our Go-To-Market Strategy Embodies Our Culture New merchant operating model set up quickly Culture is about: Pace of change New product development Strong execution Innovating for tomorrow Care for Unique Customer Needs Built on Relationships Empowering our Customer OUR CULTURE extends Beyond Our Four Walls and Drives Our Innovation and Value Proposition

Merchant Acquiring 99

Creating an Ecosystem of Payments Partnerships

	Right to Win Value Proposition	2030 Goals
SMB Payments Opportunity	• Serving 350,000+ Small Business customers including large number of <$5M micro-businesses • Providing an embedded digital experience for Receivables and Payables • Integration with payroll providers and accounting software providers	**9%+ increase** SMB DDA acquisition **4x increase** in revenue per relationship
Deposit Centric Verticals Opportunity	• Priority verticals for Commercial Bank – Title Companies, HOAs, Mortgage services with sub-ledgering and enhanced payment processing • Send / receive payments directly to sub-accounts and UI / API interactions enables ecosystem / ERP connectivity • Integration with Homeowner Association Independent Software Vendors • Opportunity for additional card issuance and sponsorship	**10%+ CAGR** in CSG deposits

Leveraging Partnerships to Continue to Innovate and Provide Distinctive Solutions

Huntington

100

Payments - Targeted Strategic Outcomes 101 Differentiating our value proposition and customer experience New products and capabilities New operating models Innovation and partnerships Executing for top quartile performance and value creation Continuously deepening with existing customer base New products / models as a source of customer acquisition Fee income growth exceeding industry / peer benchmarks Investing for sustainable profitable growth Expansion and deepening with customer base Payments technology Talent and expertise Payments 2030 Targets 9%+ CAGR Revenue Growth 12%+ CAGR Credit Card Revenue Growth 10%+ CAGR Treasury Management Fee Revenues

Q&A

Helga Houston Chief Risk Officer Risk & Credit Aggregate Moderate-to-Low Risk Appetite Embedded in the Franchise

Risk Management Key Messages 104 Disciplined management of aggregate moderate-to-low risk appetite is a competitive advantage Outperformance supported by strong risk management culture that permeates the company Scalable risk processes and controls enable balanced risk and reward 1 2 3

Strong Foundation with an Established Risk Framework 105 Risk Governance Framework Colleagues & Processes Deep risk discipline is a competitive advantage Proactively building capabilities Process & automation driven Business Segments1 Corporate Risk2 Internal Audit & Credit Review3 Risk Partnership Active engagement from genesis to implementation of new strategies, products or services Risk team partners with business to elevate risk awareness while ensuring aggregate risk remains moderate-to-low Clear Lines of Defense Risk Appetite: Aggregate Moderate-to-Low Through Cycles

Holistic Risk Management and Enhanced Processes Results in Strong Credit Performance

CCAR Cumulative Loan Losses as a % of Average Total Loans[1]

2016		2017		2018		2020		2020 Resubmission[2]		2022		2024	
Peer 1	4.4%	Peer 1	4.2%	Peer 1	5.2%	HBAN	5.1%	Peer 1	5.9%	Peer 1	5.7%	Peer 1	5.8%
Peer 2	4.8%	Peer 2	4.3%	HBAN	5.3%	Peer 1	5.1%	Peer 2	6.3%	Peer 2	5.9%	HBAN	6.1%
HBAN	4.8%	HBAN	4.6%	Peer 2	5.8%	Peer 2	5.1%	Peer 3	6.5%	HBAN	6.3%	Peer 2	6.4%
Peer 3	5.1%	Peer 3	4.7%	Peer 3	6.1%	Peer 3	5.3%	HBAN	6.8%	Peer 3	6.3%	Peer 3	6.8%
Peer 4	5.3%	Peer 4	4.8%	Peer 4	6.1%	Peer 4	5.5%	Peer 4	6.9%	Peer 4	6.4%	Peer 4	6.8%
Peer 5	5.3%	Peer 5	5.4%	Peer 5	6.1%	Peer 5	5.6%	Peer 5	7.0%	Peer 5	6.9%	Peer 5	6.8%
Peer 6	5.8%	Peer 6	5.6%	Peer 6	6.5%	Peer 6	6.3%	Peer 6	8.4%	Peer 6	6.9%	Peer 6	7.0%
Peer 7	5.8%	Peer 7	5.9%	Peer 7	6.7%	Peer 7	6.8%	Peer 7	10.1%	Peer 7	7.2%	Peer 7	7.8%
Peer 8	6.1%	Peer 8	6.1%							Peer 8	8.3%	Peer 8	7.9%
Peer 9	6.3%	Peer 9	6.4%										

CET1 Post-stress Minimum[2]

Starting CET1 Ratio		Stressed Minimum CET1 Ratio	
Peer 1	11.0%	Peer 1	8.5%
Peer 2	10.6%	HBAN	8.4%
Peer 3	10.3%	Peer 2	8.3%
Peer 4	10.3%	Peer 3	7.9%
HBAN	10.2%	Peer 4	7.7%
Peer 5	10.1%	Peer 5	7.7%
Peer 6	10.0%	Peer 6	7.5%
Peer 7	9.9%	Peer 7	7.4%
Peer 8	9.9%	Peer 8	6.5%

2.5% SCB[3] in 2024

ACL as % of 2024 CCAR Modeled Losses[2]



Median: 26%
31%
30%
28%
27%
26%
23%
23%
22%
22%
Peer 1
HBAN
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8

Highlights

- ☑ Consistent top-tier CCAR credit stress performance versus peers
- ☑ Loss coverage Top-Quartile in the peer group

1) Peers include CMA, CFG, FITB, KEY, MTB, PNC, RF, USB, ZION, BBT & TFC; BBT merged into TFC in December 2019; 2) peers include CFG, FITB, KEY, MTB, PNC, RF, TFC, USB; 3) Stress Capital Buffer (SCB), an institution-specific capital add-on that incorporates Fed-modeled stress test results into ongoing capital requirements; Resubmission after TCF acquisition

Huntington

106

Brendan Lawlor Chief Credit Officer Credit Risk Management Disciplined Approach Leads to Outperformance Through the Cycle

Credit Risk Key Messages 108 Disciplined credit approach and consistent execution drives outperformance through the cycle Diversified portfolio constructed with concentration limits and rigorous client selection Enabling high-quality growth within risk appetite 1 2 3

Top Quartile NCO Performance over Last 4 Quarters Balanced Credit Approach Drives Consistent Performance 109 0.30% 0.19% 0.13% 0.14% 0.15% 0.16% 0.19% 0.22% 0.25% 0.31% 0.35% 0.38% 0.40% 0.42% 0.48% 0.47% 0.32% 0.28% 0.20% 0.12% 0.07% 0.03% 0.15% 0.17% 0.19% 0.16% 0.24% 0.31% 0.30% 0.29% 0.30% 0.30% (1) Source: S&P Global and Company Financials. Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB Robust Client Selection And Underwriting Proactive Portfolio Management Outperformance Through the Economic Cycles 2021 2022 2023 2024 Net Charge-off Ratio1 HBAN Peer Median 2nd & 3rd Quartile

19% 11% 9% 5% 8%8% 11% 15% 14% 19% 11% 8% 6% 10% 9% 9% 14% 14% Commercial: 56% Consumer: 44% Continued Prioritization of Credit Quality through Diversified and Balanced Portfolio Stable Portfolio Mix Provides High Visibility to Credit Performance Consumer High credit quality ~770 average origination FICOs Auto, Residential, HELOC, and RV/Marine makeup 95% of book and are all secured Commercial Differentiated due to scale and breadth of portfolio Diverse geographic footprint Diversification by property type within CREFloorplan/ Other Mid Market, Corporate, & Specialty Business Auto RVM/ Other CRE Asset Finance Residential Mortgage Home Equity $130B Total Loans – 2022 Commercial: 56% Consumer: 44% Total Loans – 2024 $120B Floorplan/ Other Mid Market, Corporate, & Specialty Business Auto RVM/ Other CRE Asset Finance Residential Mortgage Home Equity Note: Loan balances on an end of period basis 110

Expertise and Execution Drives Positive Outcomes 111 Applied Across Existing Portfolio and New Initiatives Industry & Product Expertise, and Rigorous Client Selection • Align portfolio, credit, and relationship management teams to drive early risk identification and enable better outcomes • Leverage product expertise, data and analytics to drive client selection Disciplined Execution Managing Exposures • Control exposures through enhanced procedures and concentration limits • Actively manage client level exposures through both sponsor and borrower level hold limits to drive portfolio diversity • Client selection positions portfolio for good outcomes Consumer: 28bps Commercial: 31bps Low Credit Losses (2024 Avg. Net Charge Offs)

Case Study | Proactive Portfolio Management

Commercial Real Estate Market Dynamics

- High sensitivity to market cycles
- Higher interest rates impact market valuations and performance

Disciplined Approach

- **Rigorous Client Selection:** Decreased number of approved clients from more than 5,000 in 2010 to 500 core sponsors
- **Well-Positioned:** Peer-leading reserve coverage[1]
- **Proactive Management:** Identify potential risks 12 months in advance of loan or swap maturity

Winning Results

Since 2022

- ~$1B capital injected from sponsors (~8% of CRE portfolio)
- 100% sponsor retention rate

Top Quartile Net Charge-off Performance

(1) Source: Company Third Quarter 2024 Form 10Q's. CRE Concentration and CRE Reserves based on SEC financials where available.

Huntington

112

Key Takeaways 113 Disciplined credit approach and consistent execution drives outperformance through the cycle Diversified portfolio constructed with concentration limits and rigorous client selection Enabling high-quality growth within risk appetite 1 2 3

Zach Wasserman Chief Financial Officer Financial Outlook Positioned for Accelerating Value Creation 114

Building upon position of strength to drive industry leading growth Executing strategy to deliver continued top quartile performance Optimization of key value drivers creates differentiated profile Well-positioned to achieve financial targets 1 2 3 4 Financial Outlook Key Messages 115

Our Growth Model Drives Outperformance 116 Rigorous Execution Compelling Business Strategy Financial & Balance Sheet Management Value Driver Optimization Aggregate Moderate to Low-risk Appetite • Customer-centered, best- in-class service • Operators implementing clear action plans • Proactive, dynamic adjustment to market conditions • Fueling growth investments with consistent expense re-engineering • Targeting growth segments with differentiated expertise • Hedging to create low volatility and consistent earnings power

Our Growth Model Drives Outperformance 117 • Strong Credit, Capital, and Liquidity • Full primary bank relationships in attractive segments • Disciplined capital allocation to highest value businesses • Support customers through the cycle and build lifelong trust Rigorous Execution Compelling Business Strategy Financial & Balance Sheet Management Value Driver Optimization Aggregate Moderate to Low-risk Appetite

Longest Inverted Yield Curve1 In U.S. on Record 793 days 623 days 328 days Jul '22 - Sept '24 Aug '78 - May '80 Feb '00 - Dec '00 Fastest Federal Funds Rate Increase in Over 30 Years Bank Industry Dynamics Market Environment Over Last 2 Years 118 +5.25% +2.25% 4.21% +2.96% 0 12 24 36 R at e In cr ea se s Months Huntington Outperformed • Robust capital and liquidity • Strong credit • Diversified, high-quality loans • Attrition of uninsured deposits • Rapid rise in funding costs • Capital levels reduced • Shrinking loans & teams • Focus on CRE and subprime ’21-’23’15-’19’04-’06’93-’95 Based on publicly available market data for the 10-Year Treasury Constant Maturity Minus 2yr Treasury Constant Maturity [T10YT2Y]

Huntington Thrived During This Time (1) Bank data as of 3Q24. Source: Company’s 2024 Form 10-Q or Bank Call Report depending on data availability | Publicly traded US-based banks with >$100 billion in deposits and all peers (excludes banks primarily classified as card banks; (2) Cash equals cash and cash equivalents. Coverage includes Contingent Capacity at Federal Reserve & FHLB + Cash & Equivalents. Based on estimated 12/31/24 uninsured deposits; Source: S&P Global – Includes all peers: CMA, FITB, ZION, KEY, MTB, PNC, RF, TFC, CFG, and USB Accelerated Strategic Growth Initiatives and PPNR Outlook Capital ✓ Hedge program ✓ Top-tier ROTCE ✓ Managing on adj. CET1 Strong capital levels Robust capital generation Operated from a Position of Strength Liquidity ✓ Leading Deposit Growth ✓ Robust cash and contingent liquidity #1 Insured Deposits of Banks above $100B #1 Coverage Ratio of 197%1 Credit ✓ High-quality diversified loan portfolio Top-quartile ACL Coverage Top-quartile Net Charge-offs 119 Invested in Growth as Industry Pulled Back • Compounded growth in primary banking relationships • Launched into North & South Carolina and Texas • Established 8 new commercial verticals • Expanded payments, wealth management and capital markets Investments Contributing to Increased Profitability

Drove Leading Growth

Loans


+7.3% Huntington
+10 ppt
-2.8% Peer Median[1]
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

Deposits


+11.8% Huntington
+10 ppt
+1.4% Peer Median[1]
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

Core Fee Revenue ($M)


+20% YoY Growth
$580 Core Fee Revenue
$21 Adjustments[2]
$559 GAAP
1Q24: +3%, $469, $2, $467
2Q24: +4%, $500, $9, $491
3Q24: +12%, $531, $8, $523
4Q24: +20%, $580, $21, $559

Fee Revenue Growth Since 2022[3]

Commercial Payments (including Treasury Management)	+10% CAGR
Wealth Management	+10% CAGR
Capital Markets	+11% CAGR

Note: All balances EOP as of 12/31/24, unless otherwise noted; (1) Source: S&P Global Market Intelligence and filings - Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION; (2) adjustments to core fees ("adjusted noninterest income") include loss on sale of securities and credit risk transfers - see reconciliation (non-interest income) on slide 147; (3) 4Q24 vs 4Q22

Huntington

120

$1,970 $1,930 $1,852 $1,888 $1,732 $1,767 $1,816 $1,887 $1,968 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Poised for Continued PPNR Expansion 121 Note: $ in millions; Chart represents Total Revenue on an FTE basis, a non-GAAP measure. Sea reconciliation on pg 147 Building on Positive Momentum Revenue Growth Positive Operating Leverage NIM Normalized to Fed Funds Peak Early Cycle Peak NIM Revenue Accelerating PPNR Growth Momentum

Building on Strong Foundation to Further Drive Sustainable Revenue Growth Illustrative Contribution of Revenue Growth Customer-Centered Initiatives to Deepen Relationships and Increase Value for All Stakeholders Consumer and Regional Banking Growth driven by: • NC & SC expansion • Consumer Finance • Regional Banking • SBA Lending • Vehicle Finance Growth driven by: • New geographies • New verticals • Expanded ecosystems • Continued performance in the core Fees Growth Driven by: • Payments • Wealth Management • Capital Markets • Increasing contribution from Insurance ~$7B Revenue 2024 ~$9B Revenue 2027E ~$11B Revenue 2030E Commercial Banking 122

Clear Framework to Drive Strategic and Financial Value 123 Strategic • Competitive Position • Attractive Segments Primary Secondary • Scale & Scope • Resiliency • Return on Capital • Sustainable Growth Primary Secondary • Deposits & Liquidity • Fee Mix • Low Volatility Financial

Portfolio Optimization

Aggregate Earning Asset Portfolio


High
Expected Return
High ROTCE
Medium ROTCE
Low ROTCE
Low
Expected Risk
Moderate

Our Strategy

- Increasing allocations to drive highest return within risk appetite
- Rigorous portfolio assessment for return and risk
- Active rebalancing of investment and capital

Earning Assets & ROTCE Mix


Expanding
High Return Mix
High
Medium
Low + Cash &
Securities
2022
2024
2027
2030

Illustrative Aggregate Earning Asset Portfolio and ROTCE mix

Huntington
124

$111.3 $119.5 $122.0 $130.0 2021 2022 2023 2024 Delivering Robust and Diversified Loan Growth 125 Note: End of Period 12/31/24 unless otherwise noted Balanced portfolio with attractive diversification Consistent growth over time Disciplined client selection Strong underwriting methodology Proactive portfolio management $130.0 $8.9 ($2.6) $4.2 $119.5 2022 Commercial Ex CRE CRE Consumer 2024 Loan Growth Drivers Since 2022 Total Loans Commercial Consumer 56% 44% Q4 Growth 6% YoY Loans - $B

Growing Stable, High Quality Deposit Base All Other 126 Note: End of Period 12/31/24 unless otherwise noted; (1) Includes deposits classified as treasury/other Industry-leading Percentage of Insured Deposits $143.3 $147.9 $151.2 $162.4 2021 2022 2023 2024 • Driving organic growth through primary bank relationships across consumer and commercial • Disciplined deposit pricing and controlled beta • Strong analytical and segmented management 45% 55% 2024 69% 80% 53% 47% Commercial1 Consumer Total Deposits Deposits - $B Insured Deposits Loan to Deposit Ratio DDA + Checking

Targeted Outcome: Driving Increasing Fee Income and Profitability Strategically Enables Customer Deepening and Strong ROTCE Payments • Adding new capabilities / revenue levers • Deepening customer penetration • Continually offering new services Strategic Value • Deepen customer relationships • Differentiated advice and expertise Financial Value • High ROE • Recurring revenues Growing fees as % of total revenue 2021 2024 2027E 7%+ CAGR $1,889 $2,040 Payments Wealth Mgmt. Capital Mkts All Other Noninterest Income ($M) 127 Wealth Management • Leading with advice and guidance • Expanding advisory relationships • Gathering AUM with a focus on planning Capital Markets • Supporting commercial banking activities • Deepening Capstone advisory • Leveraging platform to grow new businesses

Future Assumptions Proactively Managing NIM to Outperform Peers 128 (1) Source: S&P Global Market Intelligence and filings ‐ Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION Through the Cycle Peer Leading Net Interest Margin % 3.18%HBAN HBAN Peer Median1 Peer Median1 5-year Avg 10-year Avg 2.98% 3.13% 3.05% Long-term NIM is benefitting from: • Strong deposit base and funding profile drives beta management • Fixed asset repricing and an upward sloping yield curve to optimize returns • Dynamic hedging actions to manage various interest rate environments NIM Driving Higher Yield Curve Normalization Continued Optimization to Higher Return Loans Growing Checking and Operating Deposit Mix

Leveraging Active Balance Sheet Management Strategy to Hedge Interest Rate Risk

Capital Protection

Designed to protect capital against higher rate scenarios

NIM Protection

Reduces volatility & supports NIM in lower rate scenarios

Management Approach

- Dynamic scenario planning
- Calibrating to most likely range
- Evaluating probable outcomes
- Protecting against tail-risk

% Change in NII Due to +100bp Ramp Change In Rates



Rising Rate Environment
Declining Rate Environment
1.0%
3.4%
4.6%
2.4%
2.2%
1.4%
0.8%
4Q19
4Q20
4Q21
1Q24
2Q24
3Q24
4Q24

Huntington

129

Expense Management Model Maintaining Disciplined Expense Management while Investing for Profitable Growth 130 Note: $ in millions; (1) Noninterest expense, excluding notable items – see reconciliation (noninterest expense) on slide 147 2022 2024 Baseline Expenses Investments Total Expenses $4,106 $4,5145% CAGR Grow Expenses Less than Revenue Growth ✓Deliver positive operating leverage Investments Increasing ≥ 2x Rate vs. Total Expenses ✓ Increasing as a % of total expense ✓Growing faster than overall market ✓ Investing in technology, marketing, personnel and other strategic initiatives Continuous Improvement in Baseline Expenses ✓Disciplined expense control ✓Systematic re-engineering of expenses (e.g., Operation Accelerate / Business Process Offshoring / AI) Expense Growth CAGR (2022-2024)1

Strong Credit Quality Matters in All Economic Scenarios 131 (1) Source: S&P Global Market Intelligence and filings ‐ Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION 0.30% 0.43% HBAN Peer Median 1.88% 1.64% HBAN Peer Median Net Charge-off Ratio FY24 Well-Positioned for Economic Scenarios ACL Reserve Ratio 4Q24 Disciplined client selection and underwriting Rigorous portfolio management Diversified loan mix Consistent top-tier CCAR performance Loss coverage stronger than peers 1 1

CET1 Ratio Disciplined Capital Allocation Framework See reconciliation (Adjusted CET1) on slide 150; (1) As of 1/31/25; (2) AOCI adjustment aligned to the GSIB reporting requirement - inclusion of AOCI adjusted for cash flow hedges on loan portfolio Dividend Yield1 Fund Organic Growth $621 $826 $92 $650 $713 $1,476 $911 $916 2020 2021 2022 2023 2024 Nearly $5B returned to shareholders over past 5 years Capital Return to Shareholders ($M) Common Dividends Buybacks Adj. Target Operating Range 9-10% AOCI Adj. for Cash Flow Hedges CET1 Adj.2 3.6% Priorities 1 Support the Dividend2 Buybacks / Other3 132 $907 9.9% 9.0% 7.6% 8.6% 8.7% 2020 2021 2022 2023 2024 10.2% 10.5% 9.4%9.3% 10.0%

Growth Objectives to Drive Core and Expansion 133 ~2x GDP loan growth Core deposit funding Full PBRs including value-added fees Grow the Core Large, Growing Markets Full Banking Relationships Right To Win Financial Return Additive Capabilities Drives Execution Strategic Alignment Experienced Colleagues Accelerates Innovation Cultural Fit Organic Expansion Partnerships Acquisitions Capture Expansionary Opportunities

Growth Objectives to Drive Core and Expansion 134 • Practice Finance • Auto Dealer Floorplan to 35 states • 12 Commercial Verticals • North & South Carolina Local Commercial • Texas Local Commercial • Announced full franchise expansion to Carolinas Large, Growing Markets Full Banking Relationships Right To Win Financial Return Additive Capabilities Drives Execution Strategic Alignment Experienced Colleagues Accelerates Innovation Cultural Fit Organic Expansion Partnerships Acquisitions Capture Expansionary Opportunities Significant Examples

Growth Objectives to Drive Core and Expansion 135 Large, Growing Markets Full Banking Relationships Right To Win Financial Return Additive Capabilities Drives Execution Strategic Alignment Experienced Colleagues Accelerates Innovation Cultural Fit Organic Expansion Partnerships Acquisitions Capture Expansionary Opportunities Significant Examples

Growth Objectives to Drive Core and Expansion 136 Large, Growing Markets Full Banking Relationships Right To Win Financial Return Additive Capabilities Drives Execution Strategic Alignment Experienced Colleagues Accelerates Innovation Cultural Fit Organic Expansion Partnerships Acquisitions Capture Expansionary Opportunities Macquarie Equipment Finance Significant Examples

Well-Positioned to Achieve Medium-Term Targets 137 PPNR Growth 6 - 9% CAGR Positive Operating Leverage ROTCE 16 - 17% 2027 Goal

Managing through Economic Uncertainty

Economic Scenarios		Operating Approach		
		Growth Outlook	Capital Priorities	Expense Management
Baseline	**1 – 2 Fed Fund reductions by YE25 with an upward sloping yield curve** **GDP expansion and resilient labor market**	• Driving top quartile organic growth • Expanding fee revenue contribution	• Driving adj. CET1 into operating range • Funding high return loan growth • Modest share repurchases over time	• Driving positive operating leverage • Re-engineer baseline • Invest in revenue initiatives
Inflation Returns	Re-emergence of inflation with fed funds rising to 5.5% GDP flat in 2025 with slow improvement by 2H26	• Leverage position of strength • Selective asset growth	• Balance asset growth and capital levels • Orient hedging for capital protection • Limited to no share repurchases	• Optimize expense program • Rationalize investments aligned to revenue outlook
Mild Recession	Hard landing creates higher unemployment and GDP contraction in 2025 Fed funds declines to 2% by mid ’26	• Calibrate loan growth to resilient sectors • Position to grow into recovery	• Capture capital accretion from lower rates • Orient hedging for NIM protection • Potential opportunistic share repurchases	• Evaluate more significant expense actions • Protect critical long-term investments

Flexible Strategic Playbook to Navigate through Economic Uncertainty

Huntington

138

Clear Path to Consistent Top Quartile Financial Performance 139 ROTCE Major Drivers Growing Capital ✓TCE in 6.5% to 7.5% range ✓Growing TBV per share NIM Expansion ✓Yield curve normalization ✓Continual enhancement of risk adjusted returns ✓Growing checking and operating deposit mix Fee Growth ✓Growing Fees % of total Revenue Positive Operating Leverage ✓Driving efficiency in expenses, while funding revenue investments 15.8% 16 – 17% 2024 ROTCE (GAAP) 2027 ROTCE (GAAP) Growing Capital NIM Expansion Fee Growth Positive Operating Leverage Other B/S & Return Optimization

To be the Leading People-First, Customer-Centered Bank 140 Differentiating our culture, brand, and customer experience Financial Rigor Drive customer acquisition, deepening, and retention Leverage partnerships and technology to expand capabilities and service offerings Executing for top quartile performance and value creation Operational Excellence Maintain disciplined expense management Operate with dynamic balance sheet management and aggregate moderate-to low-risk appetite Achieve sustainable top quartile performance Investing for sustainable profitable growth Revenue Producing Initiatives Allocate resources to highest value creation businesses Generate returns through diversified portfolio and competitive scaled businesses

Steve Steinour Chairman, President, and CEO Closing Remarks 141

Culture, Purpose, and Vision delivered with a Differentiated Operating Model Scaled and Diversified Franchise Multiple Revenue Growth Levers in Regional and National Businesses Position of Strength with Rigorous Risk Management Disciplined Execution Driving Top Quartile Performance Investor Day Key Takeaways 142 1 2 3 4 5

Q&A

Appendix

Basis of Presentation 145 Use of Non-GAAP Financial Measures This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this document, conference call slides, or the Form 8-K related to this document, all of which can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com. The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in this appendix. Annualized Data Certain returns, yields, performance ratios, or quarterly growth rates are presented on an “annualized” basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full-year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate. Fully-Taxable Equivalent Interest Income and Net Interest Margin Income from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors. Earnings per Share Equivalent Data Notable income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of our financial performance against published earnings per share mean estimate amounts, which typically exclude the impact of Notable Items. Earnings per share equivalents are usually calculated by applying an effective tax rate to a pre-tax amount to derive an after-tax amount, which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is disclosed separately, with this then being the amount used to calculate the earnings per share equivalent.

Basis of Presentation 146 Rounding Please note that columns of data in this document may not add due to rounding. Notable Items From time to time, revenue, expenses, or taxes are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that t heir outsized impact is believed by management at that time to be infrequent or short term in nature. We refer to such items as “Notable Items.” Management believes it is useful to consider certain financial metrics with and without Notable Items, in order to enable a better understanding of company results, increase comparability of period-to-period results, and to evaluate and forecast those results.

Non-GAAP Reconciliation Revenue (FTE), Adjusted Noninterest Expense, Adjusted Noninterest Income 147 Revenue ($ in millions) 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Total revenue (GAAP) $1,961 $1,921 $1,841 1,877 $1,721 $1,754 $1,803 $1,874 $1,954 FTE adjustment 9 9 11 11 11 13 13 13 14 Total revenue (FTE) 1,970 1,930 1,852 1,888 1,732 1,767 1,816 1,887 1,968 Adjusted Noninterest Expense ($ in millions) FY2022 FY2024 CAGR FY24 vs. FY22 Noninterest expense $4,201 $4,562 Notable Items: Less: FDIC Deposit Insurance Fund (DIF) special assessment 28 Less: Other notable items 95 20 Noninterest expense, excluding Notable Items 4,106 4,514 5% Adjusted Noninterest Income ($ in millions) 1Q24 2Q24 3Q24 4Q24 Total Noninterest Income (GAAP) $467 $467 $491 $559 Net Gain / (Loss) on sale of securities - - (21) Credit Risk Transfers (2) (9) (8) - Adjusted Noninterest Income (Non-GAAP) 469 500 531 580

Non-GAAP Reconciliation Pre-Provision Net Revenue (PPNR) 148 Pre-Provision Net Revenue ($ in millions) FY2020 FY2022 Percent Change FY22 vs. FY20 Total revenue (GAAP) $4,815 $7,254 FTE adjustment 21 31 Total revenue (FTE) A 4,836 7,285 Less: Net gain / (loss) on securities (1) -- Total Revenue (FTE), excluding net gain / (loss) on securities and notable items B 4,837 7,285 51% Noninterest expense C 2,795 4,201 Less: Notable items -- 95 Noninterest expense, excluding Notable Items D 2,795 4,106 Pre-provision net revenue (PPNR) (A-C) $2,041 $3,084 51% PPNR, adjusted (B–D) $2,042 $3,179 56%

Non-GAAP Reconciliation Adjusted ROTCE 149 Notable Items include acquisition related expenses, federal tax reform-related estimated tax benefit, CECL double count, FDIC DIF, Staffing efficiencies and corporate real estate consolidation expense, and other items. Revenue ($ in millions) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Average Tangible Common Shareholder's equity A $5,469 $6,242 $7,304 $7,647 $8,164 $8,462 $10,509 $10,454 $10,521 $11,693 Net income adjusted for intangibles B 679 666 1,147 1,365 1,376 749 1,190 2,168 1,857 1,838 Notable Items(1) C 36 160 (24) 813 76 181 38 Adj. Net Income (B-C) 715 826 1,123 1,365 1,376 749 2,003 2,244 2,038 1,876 Adjusted ROTCE (B-C) / A 13.1% 13.2% 15.4% 17.9% 16.9% 8.9% 19.1% 21.5% 19.4% 16.0%

Non-GAAP Reconciliation CET1 - AOCI Impact ($ in millions) 150 CET1 – AOCI Impact ($ in millions) 2020 2021 2022 2023 2024 Common Equity Tier 1 A 8,887 12,249 $13,290 $14,212 $15,127 Add: accumulated other Comprehensive Income (loss) (AOCI) 192 (229) (3,096) (2,676) (2,866) Less: cash flow hedge 257 152 (113) (363) (267) Adj. Common Equity Tier 1 B 8,822 11,868 10,307 11,899 12,528 Risk Weighted Assets C 88,878 131,226 $141,940 138,706 143,664 Common Equity Tier 1 ratio A/C 10.0% 9.3% 9.4% 10.2% 10.5% Adjusted CET1 Ratio B/C 9.9% 9.0% 7.3% 8.6% 8.7% AOCI impact adjusted for cash flow hedges on loan portfolio 0.1% 0.3% 2.1% 1.6% 1.8%